UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2022

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VSTM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 23, 2022, the Board of Directors (the “Board”) of Verastem, Inc. (the “Company”) approved, for purposes of Section 203 of the General Corporation Law of the State of Delaware (“Section 203”), the acquisition by Baker Bros. Advisors LP, a Delaware limited partnership (together with its affiliates and associates “Investor”), whether in a single transaction or multiple transactions from time to time, of additional shares of the Company’s common stock, par value $0.0001 per share, to the extent such acquisitions would result in Investor being the owner of 15% or more, but less than 20%, of the voting power of the shares of voting stock of the Company issued and outstanding from time to time.

On March 28, 2022, the Company and the Investor entered into an agreement pursuant to which Investor agreed that if Investor becomes the owner of shares of voting stock of the Company such that Investor would, in the aggregate, own 20% or more of the voting power of the issued and outstanding shares of voting stock of the Company under circumstances in which it would be an “interested stockholder” as defined in Section 203 (but, for this purpose, replacing “15%” in such definition with “20%”), then (i) notwithstanding the Board’s March 23, 2022 approval, the restrictions under Section 203 applicable to a “business combination” with an “interested stockholder” will apply as a matter of contract to Investor as if such Board approval had not been granted; and (ii) Investor will not engage in any business combination with the Company for a period of three years following the time that Investor became an owner of 20% or more of the voting power of the then-issued and outstanding shares of voting stock of the Company.

The foregoing description is a summary of the material terms of the March 28, 2022 agreement between the Company and Investor and does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Section 203 Agreement entered into as of March 28, 2022 by and between Baker Bros. Advisors LP and Verastem, Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASTEM, INC.

Dated: March 30, 2022	By:	/s/ Brian M. Stuglik
Brian M. Stuglik
Chief Executive Officer